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                                                                SUB-ITEM 77Q1(E)

                                 AMENDMENT NO. 2
                                       TO
            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

     This Amendment dated as of February 12, 2010, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc., successor by merger to Invesco Aim Advisors, Inc. (the "Adviser"), on behalf of AIM Sector Funds, and each of Invesco Trimark Ltd., formerly AIM Funds Management Inc., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                                   WITNESSETH:

     WHEREAS, the parties desire to amend the Contract to add the following series portfolios: Invesco Mid-Cap Value Fund, Invesco Small-Mid Special Value Fund, Invesco Special Value Fund, Invesco Technology Fund, Invesco U.S. Mid Cap Value Fund, Invesco U.S. Small Cap Value Fund, Invesco U.S. Small/Mid Cap Value Fund, Invesco Value Fund, Invesco Value II Fund, Invesco Van Kampen American Value Fund, Invesco Van Kampen Capital Growth Fund, Invesco Van Kampen Comstock Fund, Invesco Van Kampen Enterprise Fund, Invesco Van Kampen Mid Cap Growth Fund, Invesco Van Kampen Small Cap Value Fund, Invesco Van Kampen Technology Fund, Invesco Van Kampen Utility Fund and Invesco Van Kampen Value Opportunities Fund;

     NOW, THEREFORE, the parties agree as follows;

     1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                   "EXHIBIT A

                                      FUNDS

               AIM Energy Fund
               AIM Financial Services Fund
               AIM Gold & Precious Metals Fund
               AIM Leisure Fund
               AIM Technology Fund
               AIM Utilities Fund
               Invesco Mid-Cap Value Fund
               Invesco Small-Mid Special Value Fund
               Invesco Special Value Fund
               Invesco Technology Fund
               Invesco U.S. Mid Cap Value Fund
               Invesco U.S. Small Cap Value Fund
               Invesco U.S. Small/Mid Cap Value Fund
               Invesco Value Fund
               Invesco Value II Fund

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               Invesco Van Kampen American Value Fund
               Invesco Van Kampen Capital Growth Fund
               Invesco Van Kampen Comstock Fund
               Invesco Van Kampen Enterprise Fund
               Invesco Van Kampen Mid Cap Growth Fund
               Invesco Van Kampen Small Cap Value Fund
               Invesco Van Kampen Technology Fund
               Invesco Van Kampen Utility Fund
               Invesco Van Kampen Value Opportunities Fund"

     2. All other terms and provisions of the Contract not amended shall remain in full force and effect.


                                       2

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          IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                        INVESCO ADVISERS, INC.

                                        Adviser


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President


                                       3

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                                        INVESCO TRIMARK LTD.

                                        Sub-Adviser

                                        By: /s/ Julianna Ahn
                                            ------------------------------------
                                        Name: Julianna Ahn
                                        Title: Assistant Secretary


                                        By: /s/ Theo Heldman
                                            ------------------------------------
                                        Name: Theo Heldman
                                        Title: VP, Fund Accounting & CFO, Funds


                                       4

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                                        INVESCO ASSET MANAGEMENT DEUTSCHLAND
                                        GMBH

                                        Sub-Adviser


                                        By: /s/ Karl George Bayer
                                            ------------------------------------
                                        Name: Karl George Bayer
                                        Title: Managing Director


                                        By: /s/ Jens Langewand
                                            ------------------------------------
                                        Name: Jens Langewand
                                        Title: Managing Director


                                       5

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                                        INVESCO ASSET MANAGEMENT LIMITED

                                        Sub-Adviser


                                        By: /s/ Michelle Moran
                                            ------------------------------------
                                        Name: Michelle Moran
                                        Title: Head of Legal for UK & Ireland


                                       6
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                                        INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                        Sub-Adviser


                                        By: /s/ Masakazu Hasegawa
                                            ------------------------------------
                                        Name: Masakasu Hasegawa
                                        Title: Managing Director


                                       7
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                                        INVESCO AUSTRALIA LIMITED

                                        Sub-Adviser


                                        By: /s/ Mark Yesberg
                                            ------------------------------------
                                        Name: Mark Yesberg
                                        Title: Head of Product & Management


                                        By: /s/ Ian Coltman
                                            ------------------------------------
                                        Name: Ian Coltman
                                        Title: Head of Legal


                                       8
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                                        INVESCO HONG KONG LIMITED

                                        Sub-Adviser


                                        By: /s/ Anna Tong
                                            ------------------------------------
                                        Name: Anna Tong
                                        Title: Director


                                        By: /s/ Jeremy Simpson
                                            ------------------------------------
                                        Name: Jeremy Simpson
                                        Title: Director

                                        INVESCO SENIOR SECURED MANAGEMENT, INC.

                                        Sub-Adviser


                                        By: /s/ Jeffrey Kuper
                                            ------------------------------------
                                        Name: Jeffrey Kuper
                                        Title: Secretary & General Counsel


                                       10